EXHIBIT 99.1

Mid-America Apartment Communities
Investor Update
March 2005

Safe Harbor Statement

                Statements contained in this presentation, which
                  are not historical facts, are forward-looking
                statements, as the term is defined in the Private
                 Securities Litigation Reform Act of 1995. Such
                 forward-looking statements are subject to risks
                and uncertainties which can cause actual results
                    to differ materially from those currently
                 anticipated, due to a number of factors, which
                  include, but are not limited to, unfavorable
                    changes in the apartment market, changing
                 economic conditions, the impact of competition,
                 acquisitions which may not achieve anticipated
              results and other risk factors discussed in documents
                filed with the Securities and Exchange Commission
                    from time to time including the Company's
                  Annual Report on Form 10-K and the Company's
                       Quarterly Report on Form 10-Q. The
                 statements in this presentation are made based
                 upon information currently known to management
               and the company assumes no obligation to update or
                  revise any of its forward-looking statements.

MAA Profile

>>   Southeast Regional Focus
     Strong apartment demand region; high job growth, migration and household formation

>>   Effective Market Tier Strategy
     Diversified across large, middle and small tier markets; stability and strong growth prospects

>>   High Quality Product Focus
     Price point caters to largest market segment; lower volatility through full market cycles

>>   Strong Property Operating Focus
     Hands-on approach to property management; strong operations and on-site execution skills

>>   Disciplined Capital Deployment
     Investment protocol focused on protecting and growing existing shareholder value

Regionally Focused Strategy

Diversified across a strong and stable growth region of the country...high and steady demand for apartment housing

Higher Population Growth Projections:

2005 - 2010:
  US Total        4.1%
  MAA Region      4.7%
2005 - 2015:
  US Total        8.4%
  MAA Region      9.3%

Source:  Dept. of Commerce, Current Population Reports


  Both short-term demand
(job growth) and long-term
     demand (household
  formation) trends favor
       this region.

[A map depicts the company's locations in the Southeast and Texas]

Growth and Stability

Unique three-tier market portfolio strategy delivers superior results, with lower risks and volatility, through the full real estate and economic cycle. We are two years into a plan to tweak the portfolio towards a more balanced allocation; better position for an improving market

[A pie chart reflects the following data]

23% Large Tier
Dallas
Atlanta
Houston
Tampa
South FL
Was 17% ...plan approx. 35%

41% Middle Tier
Jacksonville
Memphis
Nashville
Austin
Greenville
Orlando
Birmingham
....others
Was 37% ...plan approx. 35%

36% Small Tier
Jackson
Lexington
Charleston
Little Rock
Savannah
Huntsville
Columbia
....others
Was 46% ...plan approx. 30%

High Quality Product Focus

>> Average age of portfolio is 13.4 years; one of the newer portfolios in the apartment REIT sector

>>   $280 MM of new construction brought on line 1998 - 2002 at $67,000/ unit

>> $250 MM of new acquisitions (average property age of 5 years) added 2003 - 2004 at $74,000/unit

>>   $100 MM (net) of JV acquisitions 2002 - 2004

Apartment REIT Sector Position

An efficient operating platform in place...meaningful opportunity for higher relative external growth performance

Scale of Operation                   Enterprise Value
                     Owned units      (in billions)
Equity                   202,256     Equity                   $ 18.2
Aimco                    156,145     Archstone                $ 12.7
United Dominion           77,433     AIMCO                    $ 11.4
Archstone                 61,088     Avalon Bay               $  8.1
Camden                    52,088     United Dominion          $  6.3
Home Properties           42,224     Home Properties          $  3.9
Avalon Bay                39,349     Camden                   $  3.9
Mid-America               36,618     BRE Properties           $  3.6
AMLI                      27,328     Essex Property           $  3.5
Essex Property            26,991     Post Properties          $  2.7
BRE Properties            24,255     Gables                   $  2.4
Post Properties           24,034     Mid-America              $  2.2
Cornerstone               22,910     Summit Properties        $  2.0
Gables                    22,110     AMLI                     $  1.8
Associated Estates        16,615     Cornerstone              $  1.4
Summit Properties         14,098     Town & Country           $  1.0
Town & Country            13,065     Associated Estates       $  0.8

Per 12/31/04 Stifel, Nicolaus Weekly Sector Scorecard Report and Green Street Advisors Apartment REIT 3Q04 Update 11/15/04.

Strategy Overview

Early 2002 defined a plan to improve share price, 'weather the storm' of weakening market fundamentals and position for growth

>>   Commit to the current dividend
     *    Grow cash flow; avoid transactions that would dilute coverage

>>   Protect shareholder and real estate value
     *    Resident   profile,   CapEx   spending,   stay  focused  on  operating
          fundamentals

>>   Establish a more balanced portfolio and earnings profile
     * Grow capital base in larger tier markets; position for full-cycle performance

>>   Strengthen balance sheet and operating platform to support growth
     *    Build balance sheet flexibility, high focus on operating productivity

Steady Improvement

Steady progress in growing FFO; dividend coverage improved; expect continued FFO improvement next year as market conditions strengthen and new growth continues

[A line graph depicts the following data]

                           2001        2002        2003        2004F       2005F
FFO per share*           $ 2.74      $ 2.69      $ 2.87       $ 3.00      $ 3.06
Dividend per share       $ 2.34      $ 2.34      $ 2.34       $ 2.34      $ 2.34

* Before write-off of preferred share issuance cost ("non-cash"); Forecast per First Call.

Consistent Performer

16.6% annualized return since IPO; MAA shareholder returns in the top-tier of apartment sector performance for all measurement periods

Total Return since February 1994:
MAA vs NAREIT Index

[A line graph depicts the following data]


            IPO      1994      1995      1996       1997      1998      1999      2000     2001      2002      2003     YTD 11/9/04
MAA         100       142       143       180        192       166       182       201      259       264       395          441
Nareit      100       100       114       156        188       155       147       188      212       222       304          367

Total Return - Three Years
UDR  110.58%
MAA  100.23%
ESS   98.17%
AVB   89.41%
ASN   81.69%
CPT   68.68%
HME   66.67%
TCT   65.25%
SMT   61.71%
AML   59.73%
BRE   55.22%
GBP   53.54%
EQR   51.32%
AEC   50.82%
PPS   24.30%
TCR   13.39%
AIV    6.65%

Total Return - Five Years
UDR  269.50%
ESS  220.90%
MAA  189.91%
AVB  187.73%
ASN  166.33%
SMT  164.39%
CPT  157.58%
BRE  144.44%
AML  134.87%
EQR  131.03%
TCT  130.49%
AEC  130.32%
HME  124.55%
GBP  123.41%
TCR   62.04%
AIV   40.31%
PPS   35.06%

Source: Stifel, Nicolaus Weekly Sector Scorecard - Residential 12/31/04.

Steady Improvement

Expect continued steady progress in 2005 and beyond

>>   FFO Forecasts
     *    2004: $3.00
     *    2005F: $3.00 to $3.10

>>   Impact from straight-line concession change
     *    2004: + 4 cents
     *    2005F: - 3 cents

>>   Assume in 2005
     *    2% to 2.5% same store NOI growth
     *    $150 MM of acquisitions
     *    $20 MM of dispositions
     *    5.5% blended average interest rate

>> Forecast external growth funded by DRSPP, dispositions, and existing credit facilities

Why Buy MAA

Significant FFO upside to capture from same store portfolio as market conditions improve...earnings potential protected and enhanced

>>   Same store pricing power of portfolio has been protected (ARU  performance:
     2002 -.2%, 2003 .1%, 2004 .7%)

>>   Leasing and credit standards have been aggressively managed and protected

>>   During  normalized  market  conditions,   same  store  portfolio  generated
     $0.20/share of higher NOI (or $4MM) than in 2004

>> All three market tier segments (large, middle and small city markets) have upside to capture

>> Successful implementation in 2004 of new web-based property and revenue management system; strong productivity and pricing platform

>> New initiative to be launched in 2005 focused on extensive unit interior renovation opportunities; initially focused on 3,500 units

Why Buy MAA

New web-based property management system implemented in 2004 will provide significantly enhanced capabilities

Revenue growth opportunities
-    Improved amenity pricing opportunities
- Added visibility of pricing and concessions will facilitate and support higher rent growth
-    Higher utility collection recovery (3 to 4 cents/share)

Process improvements
-    Complete, standardized data base
-    More efficient lease expiration management; lower vacancy loss
-    Stronger unit "get-ready" management
-    Improved purchase order control and expense management

Why Buy MAA

A record of disciplined growth; extensive network in place and local knowledge of markets ensures steady deal flow to capture new growth

>> $415 million (5,579 high quality units) acquired in the last 2 1/2 years at an average 6.6% cap rate
     *    Average property age 5 years
     *    Average $74,000 per unit; below replacement value
     * All in major markets: Atlanta, Dallas, Houston, South Florida, Jacksonville, Austin, Nashville

>> Numerous acquisition opportunities currently under review; deal flow pipeline very full

Why Buy MAA

Focused on growing portfolio allocation in large tier and higher growth markets; but remaining committed to an overall three-tier market strategy

>> Large tier market allocation has grown from 17% in 2002 to 23% currently; plan to grow to ~ 35%

>> Intend to retain a significant commitment to more stable and steady performance markets; good match with providing a stable and steadily growing dividend

>> Target growth markets: Atlanta, Dallas, South Florida, Tampa, Orlando, Houston, Austin, Nashville, Jacksonville, Charlotte

Why Buy MAA

Flexibility, coverage ratios and cost of debt have all materially improved over the last three years; balance sheet positioned to support growth

>>   Balance sheet materially strengthened

>> Equity markets accessed tactically to fund acquisitions on accretive basis through direct placements

>>   DRSPP raises equity of $4MM/month

>>   Improving dividend coverage has increased flexibility

>>   Fixed charge coverage has improved to 1.80 from 1.68 over last three years

>>   Agency credit facilities offer optimum debt financing (price, flexibility)

>>   Debt program low cost, flexible and well laddered

Why Buy MAA

Investment decisions are governed by conservative underwriting, a minimum IRR investment hurdle requirement and a requirement to ensure that meaningful accretion to existing shareholder value is captured

>>   Underwriting assumptions
     *    Growth rates primarily driven by third party data
     * Exit cap rates used in proformas are greater than we are achieving in our dispositions
     *    Will only acquire at a discount to replacement value

>>   Investment hurdles
     *    IRR: cost of equity + 300 bp
     *    AFFO accretion: + 20% on incremental shares

Why Buy MAA

Experienced and independent Board of Directors - expertise in apartment real estate, capital markets and corporate governance

>>   Independent Directors

     *    Robert  Fogelman
          President, Fogelman Investments. 30 years of multifamily development and property management

     *    Ralph Horn, Chairman Governance and Compensation Committees
          Former Chairman/CEO First Tennessee. Director - Gaylord Entertainment, Harrah's Entertainment

     *    Mike Starnes
          CEO and President MS Carriers, Inc. Director - Swift Transportation Co., Union Planters Corp

     *    John Grinalds
          President, The Citadel University. Retired, Major General U.S. Marine Corps

     *    Alan Graf, Chairman Audit Committee
          Executive Vice President and CFO, FedEx Corporation, Director - Nike Inc., Kimball International

>>   Non-Management Directors

     *    George Cates, Lead Director
          Founder, former Chairman/CEO of MAA. 30 years multifamily experience. Director - First Tennessee

     *    John Flournoy
          Chairman and CEO, Flournoy Development Company (apartments),  Director
          - Synovus Financial

>>   Management Directors

     *    Eric Bolton
          Chairman and CEO, 11 years with MAA, 20 years real estate experience

     *    Simon Wadsworth
          Executive Vice President and CFO, 11 years with MAA

Insiders own 10.1% of MAA

Why Buy MAA

Experienced management team and deep bench strength; succession planning and leadership development on-going

Senior management team has an average tenure with MAA of 8 years

MAA is the only REIT endorsed by the Nat'l. Apt. Assoc. to provide training and certification for Certified Apt. Mgr. (CAM designation). MAA currently has 106 CAMs.

Why Buy MAA

Current market pricing of MAA offers a discount to the underlying real estate value

>> Market pricing is approximately $58,800 per unit, or 6.7% cap rate (at $38.00/share)

>>   One of the newer portfolios in the sector at an average age of 13 years

>> 4,457 units at an average price of $75,000 (which is a discount to replacement value) added in the last two years

>> Material shift of portfolio to lower cap rate markets over the last three years

>> Recent transactions (SMT, TCR) imply values of 5.5% to 5.75% cap rates at $65,000 per unit for similar properties

>>   Equivalent pricing of MAA drives price range of $48 to $55 per share

Why Buy MAA

Sales completed in 2004 support higher asset quality and net asset value than implied in current share price

                           Age      Price/Unit     Cap Rate    Indicated IRR*
Island Retreat
St. Simon's Island, GA     1978     $ 91,875         5.5%          29.0%

Preserve at Arbor Lake
Jacksonville, FL           1992     $108,641         4.9%          70.0%

*Levergaed IRR

Implied value/pricing of MAA per share at 5.5% cap rate: $56

Why Buy MAA

MAA is under-priced relative to sector multiple average

Stock Price
As Multiple       FFO      AFFO
MAA               13.3     16.5
All Apts.         16.5     19.4

MAA priced at sector multiple averages: $46 - $50

MAA is better positioned for dividend growth than the sector average.

Dividend
Payout Ratio      FFO      AFFO
MAA               78%       97%
All Apts.         86%      100%

Source: Morgan Stanley 11-5-04; All Apts. is weighted average; MAA updated through Q304 release.

Why Buy MAA

Pricing upside relative to sector in terms of dividend yield and market pricing of apartment real estate

1.   Market pricing of equivalent real estate: $48 - $56

2.   Market pricing based on equivalent FFO multiple: $46 - $50

Upside opportunity implied in the current pricing of MAA

Current market pricing of MAA:        $38

Why Buy MAA

As job growth leads to household growth, MAA's portfolio has the best "rental demand growth prospects to pricing upside" ratio within the apartment REIT sector...higher portfolio growth prospects AND higher stock price upside opportunity

[Scatter charts depict the following data]

                Job-Growth Based Rankings   2005 FFO Multiple
AVB                         2.2                  19.6
ASN                         1.9                  18.0
ESS                         2.1                  18.0
BRE                         1.9                  17.0
TCT                         2.3                  15.6
HME                         1.9                  14.0
AEC                         1.9                   9.0
EQR                         1.7                  14.2
CPT                         1.6                  14.0
UDR                         1.7                  13.9
AIV                         1.6                  12.8
AML                         1.5                  15.0
GBP                         1.7                  15.9
PPS                         1.8                  17.7
CLP                         1.6                  10.7
MAA                         1.8                  13.0

            Household-Growth Based Rankings    2005 FFO Multiple
AVB                       0.87                        19.6
ASN                       1.20                        18.0
ESS                       0.96                        18.0
BRE                       1.15                        17.0
TCT                       1.24                        15.6
HME                       0.93                        14.0
AEC                       0.97                         9.0
EQR                       1.27                        14.2
CPT                       1.46                        14.0
UDR                       1.43                        13.9
AIV                       1.27                        12.8
AML                       1.68                        15.0
GBP                       1.73                        15.9
PPS                       1.71                        17.7
CLP                       1.54                        10.7
MAA                       1.72                        13.0

Reproduced from "Real Estate - Exclusive Power Ranking of Multifamily REITs," Wells Fargo Securities, 12/2/04. REITs ranked by two different power rankings:
(1) 2-year job growth estimates, and (2) 5-year straight-lined household growth estimates. This proxy for property-level earnings growth potential is then contrasted against current pricing (as a multiple of 2005 FFO forecast) to assess pricing efficiency of individual REIT names.

Why Buy MAA

MAA is a lower risk investment than most in the sector*

>>   Low beta stocks should be more resistant to a market sell-off

>> Apartment REITs have historically been low beta stocks versus most other REIT sectors

>> MAA has demonstrated a lower beta than most apartment REITs over a 5-year time horizon

* KeyBanc Capital Markets Monthly REITer January 2005

Summary - Why Buy MAA

Significant internal earnings growth upside + steady and disciplined external growth prospects + secure dividend + pricing upside to sector

|X|  Lower-risk business strategy & operation

|X|  Well positioned within the sector

|X|  Significant earnings upside to recapture

|X|  Solid growth prospects

|X|  Disciplined approach to new growth

|X|  Secure dividend

|X|  Pricing upside relative to sector

|X|  Attractive yield and value growth upside

|X|  Lower volatility and risks

Mid-America Apartment Communities

Creating Great Places to Live